                                                                   Exhibit 99.2
--------------------------------------------------------------------------------
                                                       Monthly Operating Report

----------------------------------------
CASE  NAME:  KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS
----------------------------------------

----------------------------------------
CASE  NUMBER:  400-42142-BJH-11                        02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
JUDGE:  BARBARA J. HOUSER
----------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: MARCH 31, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                 CHIEF FINANCIAL OFFICER
-----------------------------------------    -----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

DREW KEITH                                               4/20/01
-----------------------------------------    -----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE

PREPARER:

/s/ Kevin K. Craig                           CONTROLLER, KITTY HAWK INC.
-----------------------------------------    -----------------------------------
ORIGINAL SIGNATURE OF PREPARER                            TITLE

KEVIN K. CRAIG                                           4/20/01
-----------------------------------------    -----------------------------------
PRINTED NAME OF PREPARER                                  DATE

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

---------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                     ACCRUAL BASIS-1
---------------------------------------

---------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
---------------------------------------


                                         AMENDED 3/20/01
COMPARATIVE  BALANCE  SHEET
------------------------------------------------------------------------------------------------------------------------------------
                                            SCHEDULE             MONTH                      MONTH                         MONTH
                                                              ----------------------------------------------------------------------
ASSETS                                       AMOUNT            JANUARY, 2001             FEBRUARY, 2001                 MARCH, 2001
------------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED  CASH                   $16,904                  $20,924                    $21,324                     $21,824
------------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED  CASH                          $0                       $0                         $0                          $0
------------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL  CASH                          $16,904                  $20,924                    $21,324                     $21,824
------------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS  RECEIVABLE  (NET)      $29,303,045              $26,804,113                $24,276,639                 $17,515,008
------------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                         $1,508,508               $2,427,576                 $2,403,007                  $2,285,862
------------------------------------------------------------------------------------------------------------------------------------
6.     NOTES  RECEIVABLE                         $0                       $0                         $0                          $0
------------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID  EXPENSES                 $2,294,717              $16,188,438                $13,482,705                  $8,603,606
------------------------------------------------------------------------------------------------------------------------------------
8.     OTHER  (ATTACH  LIST)           $111,256,463             ($41,337,323)              ($39,513,358)               ($30,356,911)
------------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL  CURRENT  ASSETS          $144,379,636               $4,103,728                   $670,317                 ($1,930,611)
------------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY,  PLANT  &  EQUIPMENT  $166,772,560             $206,205,090               $205,729,649                $205,862,080
------------------------------------------------------------------------------------------------------------------------------------
11.    LESS:  ACCUMULATED
       DEPRECIATION / DEPLETION                  $0              $51,433,060                $53,105,274                 $55,073,197
------------------------------------------------------------------------------------------------------------------------------------
12.    NET  PROPERTY,  PLANT  &
       EQUIPMENT                       $166,772,560             $154,772,030               $152,624,375                $150,788,883
------------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
14.    OTHER  ASSETS  -  NET  OF
       AMORTIZATION  (ATTACH  LIST)              $0               $2,320,000                 $2,320,000                  $2,321,000
------------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                       $0                       $0                         $0                          $0
------------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                    $311,152,196             $161,195,758               $155,614,692                $151,179,272
------------------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS  PAYABLE                                          $2,970,627                 $3,126,230                  $1,792,350
------------------------------------------------------------------------------------------------------------------------------------
18.    TAXES  PAYABLE                                                $38,000                    $32,000                     $31,000
------------------------------------------------------------------------------------------------------------------------------------
19.    NOTES  PAYABLE                                               $900,000                         $0                          $0
------------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL  FEES                                                 $0                         $0                          $0
------------------------------------------------------------------------------------------------------------------------------------
21.    SECURED  DEBT                                              $8,185,926                 $8,046,696                  $7,900,397
------------------------------------------------------------------------------------------------------------------------------------
22.    OTHER  (ATTACH  LIST)                                     $10,396,948                 $7,038,325                  $4,555,798
------------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL  POSTPETITION
       LIABILITIES                                               $22,491,501                $18,243,251                 $14,279,545
------------------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
24.    SECURED  DEBT                                             $27,100,000                $27,100,000                 $27,100,000
------------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY  DEBT                    $2,177,962                       $0                         $0                          $0
------------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED  DEBT                 $184,252,878              $30,442,680                $30,440,296                 $30,243,022
------------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                       $0              $20,040,527                $20,014,211                 $20,009,310
------------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL  PREPETITION  LIABILITIES $186,430,840              $77,583,207                $77,554,507                 $77,352,332
------------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES               $186,430,840             $100,074,708                $95,797,758                 $91,631,877
------------------------------------------------------------------------------------------------------------------------------------
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION  OWNERS'  EQUITY                              $69,645,449                $69,645,449                 $69,645,449
------------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION  CUMULATIVE
       PROFIT  OR  (LOSS)                                        ($8,524,399)               ($9,828,515)               ($10,098,054)
------------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT  CHARGES  TO  EQUITY
       (ATTACH  EXPLANATION)                                              $0                         $0                          $0
------------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL  EQUITY                             $0              $61,121,050                $59,816,934                 $59,547,395
------------------------------------------------------------------------------------------------------------------------------------
34.    TOTAL  LIABILITIES  &
       OWNERS'  EQUITY                 $186,430,840             $161,195,758               $155,614,692                $151,179,272
------------------------------------------------------------------------------------------------------------------------------------
                                                                          $0                         $0                          $0
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                    Monthly Operating Report

---------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-2
---------------------------------------

---------------------------------------
CASE  NUMBER:  400-42142-BJH-11                        02/13/95, RWD, 2/96
---------------------------------------


---------------------------------------
INCOME STATEMENT                                    AMENDED 3/20/01
----------------------------------------------------------------------------------------------------------------------------------
                                                         MONTH               MONTH                  MONTH           QUARTER
                                                    ----------------------------------------------------------
REVENUES                                              JANUARY, 2001      FEBRUARY, 2001           MARCH, 2001         TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.         GROSS  REVENUES                               $9,800,616          $9,712,499            $9,892,550         $29,405,665
----------------------------------------------------------------------------------------------------------------------------------
2.         LESS:  RETURNS & DISCOUNTS                            $0                  $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
3.         NET  REVENUE                                  $9,800,616          $9,712,499            $9,892,550         $29,405,665
----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------------
4.         MATERIAL                                              $0                  $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
5.         TOTAL  CASH                                           $0                  $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
6.         DIRECT  OVERHEAD                                      $0                  $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
7.         TOTAL  COST  OF  GOODS  SOLD                          $0                  $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
8.         GROSS  PROFIT                                 $9,800,616          $9,712,499            $9,892,550         $29,405,665
----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
9.         OFFICER / INSIDER  COMPENSATION                  $58,334             $58,334               $58,334            $175,002
----------------------------------------------------------------------------------------------------------------------------------
10.        SELLING  &  MARKETING                                 $0                  $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
11.        GENERAL & ADMINISTRATIVE                      $1,095,685            $792,398              $625,812          $2,513,895
----------------------------------------------------------------------------------------------------------------------------------
12.        RENT  &  LEASE                                $2,510,052          $2,373,674            $2,182,491          $7,066,217
----------------------------------------------------------------------------------------------------------------------------------
13.        OTHER (ATTACH LIST)                          $12,863,148         $12,762,891           $11,728,077         $37,354,116
----------------------------------------------------------------------------------------------------------------------------------
14.        TOTAL  OPERATING  EXPENSES                   $16,527,219         $15,987,297           $14,594,714         $47,109,230
----------------------------------------------------------------------------------------------------------------------------------
15.        INCOME  BEFORE  NON-OPERATING
           INCOME & EXPENSE                             ($6,726,603)        ($6,274,798)          ($4,702,164)       ($17,703,565)
----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
16.        NON-OPERATING INCOME (ATT.  LIST)                ($1,968)            ($2,049)              ($1,722)            ($5,739)
----------------------------------------------------------------------------------------------------------------------------------
17.        NON-OPERATING EXPENSE (ATT.  LIST)                    $0                  $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
18.        INTEREST  EXPENSE                               $635,066            $589,710              $319,345          $1,544,121
----------------------------------------------------------------------------------------------------------------------------------
19.        DEPRECIATION / DEPLETION                        $116,821            $114,522              $112,371            $343,714
----------------------------------------------------------------------------------------------------------------------------------
20.        AMORTIZATION                                          $0                  $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
21.        OTHER (ATTACH LIST)                          ($6,750,819)        ($4,803,456)          ($4,683,392)       ($16,237,667)
----------------------------------------------------------------------------------------------------------------------------------
22.        NET  OTHER INCOME & EXPENSES                 ($6,000,900)        ($4,101,273)          ($4,253,398)       ($14,355,571)
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
23.        PROFESSIONAL  FEES                                    $0                  $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
24.        U.S.  TRUSTEE  FEES                                   $0                  $0                  $250                $250
----------------------------------------------------------------------------------------------------------------------------------
25.        OTHER (ATTACH LIST)                                   $0                  $0                    $0                  $0
----------------------------------------------------------------------------------------------------------------------------------
26.        TOTAL  REORGANIZATION  EXPENSES                       $0                  $0                  $250                $250
----------------------------------------------------------------------------------------------------------------------------------
27.        INCOME  TAX                                    ($290,281)          ($869,410)            ($179,477)        ($1,339,168)
----------------------------------------------------------------------------------------------------------------------------------
28.        NET  PROFIT  (LOSS)                            ($435,422)        ($1,304,115)            ($269,539)        ($2,009,076)
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

---------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                  ACCRUAL BASIS-3
---------------------------------------

---------------------------------------
CASE NUMBER:  400-42142-BJH-11                       02/13/95, RWD, 2/96
---------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CASH  RECEIPTS  AND                                       MONTH               MONTH                 MONTH             QUARTER
                                                     ---------------------------------------------------------
DISBURSEMENTS                                           JANUARY, 2001      FEBRUARY, 2001         MARCH, 2001          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING  OF  MONTH                           $20,824             $20,924             $21,324            $20,824
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
2.      CASH  SALES                                                $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                                $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
4.      TOTAL  CASH                                       $47,561,767         $14,932,727         $18,727,381        $81,221,875
---------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL  OPERATING  RECEIPTS                        $47,561,767         $14,932,727         $18,727,381        $81,221,875
---------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
6.      LOANS  &  ADVANCES  (ATTACH  LIST)                         $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
7.      SALE  OF  ASSETS                                           $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
8.      OTHER  (ATTACH  LIST)                            ($47,561,667)       ($14,932,327)       ($18,726,881)      ($81,220,875)
---------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL  NON-OPERATING  RECEIPTS                   ($47,561,667)       ($14,932,327)       ($18,726,881)      ($81,220,875)
---------------------------------------------------------------------------------------------------------------------------------
10.     TOTAL  RECEIPTS                                          $100                $400                $500             $1,000
---------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL  CASH  AVAILABLE                                $20,924             $21,324             $21,824            $21,824
---------------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
12.     NET  PAYROLL                                               $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                                         $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
14.     SALES,  USE  &  OTHER  TAXES  PAID                         $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
15.     SECURED / RENTAL / LEASES                                  $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                                  $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                                  $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY  PURCHASES                                       $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE  EXPENSES                                          $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                                     $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                              $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS  &  MAINTENANCE                                    $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                                   $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                                $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
25.     OTHER  (ATTACH  LIST)                                      $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL  OPERATING  DISBURSEMENTS                            $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL  FEES                                         $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
28.     U.S.  TRUSTEE  FEES                                        $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
29.     OTHER  (ATTACH  LIST)                                      $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
30.     TOTAL  REORGANIZATION  EXPENSES                            $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
31.     TOTAL  DISBURSEMENTS                                       $0                  $0                  $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
32.     NET  CASH  FLOW                                          $100                $400                $500             $1,000
---------------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                                   $20,924             $21,324             $21,824            $21,824
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

----------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                 ACCRUAL BASIS-4
----------------------------------------

----------------------------------------
CASE NUMBER:  400-42142-BJH-11                      02/13/95, RWD, 2/96
----------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE                 MONTH              MONTH             MONTH
                                                                       --------------------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                            AMOUNT               JANUARY, 2001     FEBRUARY, 2001       MARCH, 2001
-------------------------------------------------------------------------------------------------------------------------------
1.        0-30                                             $27,808,237        $23,056,502        $20,248,367       $13,271,067
-------------------------------------------------------------------------------------------------------------------------------
2.        31-60                                               $648,873           $329,211           $708,316        $1,210,926
-------------------------------------------------------------------------------------------------------------------------------
3.        61-90                                               $923,454            $46,815           ($11,432)         $690,471
-------------------------------------------------------------------------------------------------------------------------------
4.        91+                                                 ($77,519)        $1,377,605         $1,399,596        $1,380,945
-------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL  ACCOUNTS  RECEIVABLE                      $29,303,045        $24,810,133        $22,344,847       $16,553,409
-------------------------------------------------------------------------------------------------------------------------------
6.        TOTAL  CASH
-------------------------------------------------------------------------------------------------------------------------------
7.        ACCOUNTS  RECEIVABLE  (NET)                      $29,303,045        $24,810,133        $22,344,847       $16,553,409
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                                              MONTH: MARCH, 2001
                                                                                                             ------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                     0-30            31-60             61-90              91+
TAXES  PAYABLE                                       DAYS            DAYS              DAYS              DAYS            TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.        FEDERAL                                       $0              $0                $0                $0              $0
-------------------------------------------------------------------------------------------------------------------------------
2.        STATE                                    $31,000              $0                $0                $0         $31,000
-------------------------------------------------------------------------------------------------------------------------------
3.        LOCAL                                                         $0                $0                $0              $0
-------------------------------------------------------------------------------------------------------------------------------
4.        OTHER (ATTACH LIST)                                           $0                $0                $0              $0
-------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL  TAXES  PAYABLE                    $31,000              $0                $0                $0         $31,000
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
6.        ACCOUNTS  PAYABLE                       $766,446        $168,574            $8,171          $849,159      $1,792,350
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
STATUS  OF  POSTPETITION  TAXES                                           MONTH: MARCH, 2001
                                                                                 -------------------
-----------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                               BEGINNING                AMOUNT                                          ENDING
                                                  TAX                WITHHELD AND/              AMOUNT                    TAX
FEDERAL                                       LIABILITY*              0R ACCRUED                 PAID                  LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
1.        WITHHOLDING**                               $0              $1,361,022              $1,361,022                      $0
---------------------------------------------------------------------------------------------------------------------------------
2.        FICA-EMPLOYEE**                             $0                                                                      $0
---------------------------------------------------------------------------------------------------------------------------------
3.        FICA-EMPLOYER**                             $0                                                                      $0
---------------------------------------------------------------------------------------------------------------------------------
4.        UNEMPLOYMENT                                $0                                                                      $0
---------------------------------------------------------------------------------------------------------------------------------
5.        INCOME                                      $0                      $0                      $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
6.        OTHER (ATTACH LIST)                         $0                                                                      $0
---------------------------------------------------------------------------------------------------------------------------------
7.        TOTAL  FEDERAL  TAXES                       $0              $1,361,022              $1,361,022                      $0
---------------------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
---------------------------------------------------------------------------------------------------------------------------------
8.        WITHHOLDING                                 $0                                                                      $0
---------------------------------------------------------------------------------------------------------------------------------
9.        SALES                                       $0                                                                      $0
---------------------------------------------------------------------------------------------------------------------------------
10.       EXCISE                                 $32,000                 $31,000                 $32,000                 $31,000
---------------------------------------------------------------------------------------------------------------------------------
11.       UNEMPLOYMENT                                $0                                                                      $0
---------------------------------------------------------------------------------------------------------------------------------
12.       REAL  PROPERTY                              $0                                                                      $0
---------------------------------------------------------------------------------------------------------------------------------
13.       PERSONAL  PROPERTY                          $0                      $0                      $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
14.       OTHER (ATTACH LIST)                         $0                                                                      $0
---------------------------------------------------------------------------------------------------------------------------------
15.       TOTAL  STATE  &  LOCAL                 $32,000                 $31,000                 $32,000                 $31,000
---------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL  TAXES                           $32,000              $1,392,022              $1,393,022                 $31,000
---------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

---------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                  ACCRUAL BASIS-5
---------------------------------------

---------------------------------------
CASE NUMBER:  400-42142-BJH-11                       02/13/95, RWD, 2/96
---------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

          TOTAL CASH                                                      MONTH: MARCH, 2001
                                                                                 --------------------------------------------
---------------------------------------------------------
BANK RECONCILIATIONS
                                                               Account #1              Account #2        Account #3
----------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                    Bank One
---------------------------------------------------------------------------------------------------------------
B.           ACCOUNT  NUMBER:                                      100130152                                       TOTAL
---------------------------------------------------------------------------------------------------------------
C.           PURPOSE  (TYPE):                        Operating Account
----------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE  PER  BANK  STATEMENT                                   $0                                                   $0
----------------------------------------------------------------------------------------------------------------------------------
2.        ADD:  TOTAL  DEPOSITS  NOT  CREDITED                            $0                                                   $0
----------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT:  OUTSTANDING  CHECKS                                  $0                                                   $0
----------------------------------------------------------------------------------------------------------------------------------
4.        OTHER  RECONCILING  ITEMS                                       $0                                                   $0
----------------------------------------------------------------------------------------------------------------------------------
5.        MONTH  END  BALANCE  PER  BOOKS                                 $0             $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER  OF  LAST  CHECK  WRITTEN
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
INVESTMENT ACCOUNTS

-----------------------------------------------------------------------------------------------------------------------------
                                                        DATE OF                 TYPE OF         PURCHASE             CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                        PURCHASE                INSTRUMENT         PRICE               VALUE
-----------------------------------------------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------------
11.       TOTAL  INVESTMENTS                                                                        $0                  $0
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
CASH
---------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                         $21,824
-----------------------------------------------------------------------------------------------------------------------------
13.       TOTAL  CASH  -  END  OF MONTH                                                                            $21,824
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report


--------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                        ACCRUAL BASIS-6
--------------------------------------------

--------------------------------------------
CASE NUMBER:  400-42142-BJH-11                             02/13/95, RWD, 2/96
--------------------------------------------

                                                           MONTH:  MARCH, 2001
--------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
--------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSTOTAL CASH (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------------
                                               INSIDERS
--------------------------------------------------------------------------------------------------------
                                             TYPE OF                  AMOUNT            TOTAL PAID
                NAME                         PAYMENT                   PAID               TO DATE
--------------------------------------------------------------------------------------------------------
1.     Clark Stevens               Salary                                   $31,667            $217,916
--------------------------------------------------------------------------------------------------------
2.     Donny Scott                 Salary                                   $26,667            $171,666
--------------------------------------------------------------------------------------------------------
3.     Susan Hawley                Salary                                        $0             $41,667
--------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------------------
6.     TOTAL  PAYMENTS
       TO  INSIDERS                                                         $58,334            $431,249
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                               PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                          DATE OF COURT                                                              TOTAL
                                        ORDER AUTHORIZING         AMOUNT           AMOUNT         TOTAL PAID        INCURRED
                     NAME                    PAYMENT             APPROVED           PAID            TO DATE        & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------------
1.     SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
-----------------------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------------
6.     TOTAL  PAYMENTS
       TO  PROFESSIONALS                                                      $0              $0               $0               $0
-----------------------------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------------------------------------------------------------
POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
PROTECTION  PAYMENTS
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                     SCHEDULED            AMOUNTS
                                                                      MONTHLY              PAID                TOTAL
                                                                     PAYMENTS             DURING              UNPAID
                       NAME OF CREDITOR                                 DUE                MONTH           POSTPETITION
----------------------------------------------------------------------------------------------------------------------------
1.     COAST BUSINESS                                                      $262,000            $262,000                  $0
----------------------------------------------------------------------------------------------------------------------------
2.     PEGASUS                                                             $403,000            $403,000                  $0
----------------------------------------------------------------------------------------------------------------------------
3.     PROVIDENT                                                           $125,000            $125,000                  $0
----------------------------------------------------------------------------------------------------------------------------
4.     REPUBLIC                                                            $146,299            $146,299                  $0
----------------------------------------------------------------------------------------------------------------------------
5.     WREN EQUIPMENT                                                      $115,000            $115,000                  $0
----------------------------------------------------------------------------------------------------------------------------
6.     TOTAL                                                             $1,051,299          $1,051,299                  $0
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

----------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                 ACCRUAL  BASIS-7
----------------------------------------

----------------------------------------
CASE NUMBER:  400-42142-BJH-11                      02/13/95, RWD, 2/96
----------------------------------------

                                               MONTH: MARCH, 2001
                                                      --------------------------

------------------------
QUESTIONNAIRE

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                                                                                                    YES                NO
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
1.      HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                                      X
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?
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2.      HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                                                          X
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?
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3.      TOTAL  CASH                                                                                                    X
        LOANS) DUE  FROM RELATED PARTIES?
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4.      HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES                                X
        THIS REPORTING PERIOD?
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5.      HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                                                          X
        DEBTOR FROM ANY PARTY?
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6.      ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                             X
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7.      ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                                                      X
        PAST  DUE?
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8.      ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                        X
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9.      ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                                 X
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10.     ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                                           X
        DELINQUENT?
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11.     HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                                                         X
        REPORTING PERIOD?
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12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                                X
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IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.
a)  1: Write-Off LHI on N901RF & N902RF for Net Loss of $51,690
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b)  4: Payments made to Flight Safety Boeing Training & Fort Wayne Allen County Airport, in accordance with BR Court Order
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------------------------
INSURANCE
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                                                                                                  YES                NO
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1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                    X
        NECESSARY INSURANCE COVERAGES IN EFFECT?
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2.      ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                X
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3.      PLEASE  ITEMIZE  POLICIES  BELOW.
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IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO," OR IF ANY  POLICIES  HAVE
BEEN  CANCELLED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

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                                              INSTALLMENT  PAYMENTS
--------------------------------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                                          PAYMENT AMOUNT
              POLICY                            CARRIER                            PERIOD COVERED                & FREQUENCY
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
        SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
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

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11

Details of Other Items                                MARCH, 2001


ACCRUAL BASIS-1

8.    OTHER (ATTACH LIST)                            $ (30,356,911) Reported
                                                     --------------
           Intercompany Receivables                    (34,872,207)
           Deposits - State Street Bank (TA Air)         3,534,695
           Deposits - Landing & Parking                     57,000
           Deposits - Ventura Aerospace                     65,125
           Deposits - Rent                                 113,643
           Deposits - Misc                                 642,440
           Intangible - Mather                             102,393
                                                     --------------
           TOTAL  CASH                                 (30,356,911) Detail
                                                     --------------
                                                               -    Difference


14.   OTHER (ATTACH LIST)                            $   2,321,000  Reported
                                                     --------------
           Deposits - Aircraft Leases                    2,321,000
           Intangible - ATAZ STC                                 0
                                                     --------------
                                                         2,321,000  Detail
                                                     --------------
                                                               -    Difference


22.   OTHER (ATTACH LIST)                            $   4,555,798  Reported
                                                     --------------
           Accrued A/P                                   3,238,166
           Deposit held for ATAZ sale                            0
           Accrued Salaries & Wages                      1,588,643
           Accrued 401K & Misc PR Deductions               127,110
           Accrued PR Taxes (FICA)                         108,374
           Accrued Fuel Exp                              4,149,160
           Accrued Interest                                762,511
           Accrued Maintenance Reserves                  1,315,354
           Accrued Fed Income Tax (Post)                (6,733,520)
                                                     --------------
                                                         4,555,798  Detail
                                                     --------------
                                                               -    Difference


27.   OTHER (ATTACH LIST)                            $  20,009,310  Reported
                                                     --------------
           Accrued A/P                                   5,356,657
           Accrued Maintenance Reserves                 10,267,512
           Accrued Fed Income Tax (Pre)                  3,332,363
           Accrued Taxes - Other                               444
           FINOVA Equip Accrued                            336,834
           Pegasus Lease Incentive                         715,500

                                                     --------------
                                                        20,009,310  Detail
                                                     --------------
                                                               -    Difference

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11

Details of Other Items                               MARCH, 2001



ACCRUAL BASIS-2

13.   OTHER (ATTACH LIST)                             $11,728,077  Reported
                                                  ---------------
        Aircraft Expense                                2,241,535
        Maintenance                                     3,221,963
        Fuel                                              361,053
        Ops Wages                                       3,200,643
        Ops Wages-Grnd                                    380,628
        Ground Handling                                   716,361
        Other Operating Exp                             1,605,894
                                                  ---------------
                                                       11,728,077  Detail
                                                  ---------------
                                                              -    Difference

16    NON OPERATING INCOME (ATT. LIST)                    ($1,722) Reported
                                                  ---------------
        Non-Op Income                                      (1,722) Detail
                                                  ---------------
                                                              -    Difference

17    NON OPERATING EXPENSE (ATT. LIST)                        $0  Reported
                                                  ---------------
        Non-Op Expense                                        -    Detail
                                                  ---------------
                                                              -    Difference

21    OTHER (ATTACH LIST)                             ($4,683,392) Reported
                                                  ---------------
        (Gain)/Loss on Sale of Assets                      51,690
        Credit for Allocation of A/C Costs
        to KH I/C                                      (4,735,082)
                                                  ---------------
                                                       (4,683,392) Detail
                                                  ---------------
                                                              -    Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                             (18,726,881) Reported
                                                  ---------------
        Transfer to Inc - all money sweeps            (18,726,881) Detail
                                                  ---------------
        to KH Inc. Case #400-42141                            -    Difference
                                                  ---------------

--------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.           FOOTNOTES SUPPLEMENT
--------------------------------------

--------------------------------------
CASE  NUMBER:  400-42142-BJH-11                     ACCRUAL BASIS
--------------------------------------

                               MONTH:                MARCH, 2001
                                     -------------------------------------------


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 ACCRUAL BASIS FORM NUMBER     LINE NUMBER                                 FOOTNOTE / EXPLANATION
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
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           3                        8        All cash received into the subsidiary cash account is swept
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                                                each night to Kitty Hawk, Inc. Master Account
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           3                       31        All disbursements (either by wire transfer or check), including payroll, are
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                                                disbursed out of the Kitty Hawk, Inc. controlled disbursement
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                                                account.
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           4                        6        All assessments of uncollectible accounts receivable are done
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                                                at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
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                                                down to Inc.'s subsidiaries as deemed necessary.
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           6                    Insiders     Payments to insiders include a portion of the Court approved retention
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                                                payments in the month of January.
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           7                        3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
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                                                subsidiaries. Therefore, they are listed here accordingly.
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           3                        3        The current general ledger system is not able to provide a detail of customer
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                                                cash receipts segregated by prepetition and post petition accounts receivable.
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